Q2 Fiscal 2023 Supplemental Information

Revenue Composition

($ in thousands)	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
	Quarter Ended								
Software and related service revenue									
SaaS[1]	$ 9,901	$ 9,230	$ 8,833	$ 8,450	$ 7,899	$ 6,310	$ 6,173	$ 6,107	$ 5,632
Transaction-based[2]	3,319	3,331	3,137	3,253	2,642	2,325	2,081	2,144	1,393
Maintenance[3]	8,140	7,417	5,600	5,720	5,672	5,897	5,776	5,644	2,849
Recurring software services[4]	11,266	10,164	10,945	10,768	11,107	10,311	3,237	3,587	3,952
Professional services[5]	11,202	9,775	8,492	8,743	8,251	9,386	9,086	7,630	3,371
Software licenses	3,479	1,197	3,485	2,072	3,401	2,109	2,375	1,707	561
Total	$ 47,307	$ 41,114	$ 40,492	$ 39,006	$ 38,972	$ 36,338	$ 28,728	$ 26,819	$ 17,758
Year-over-year growth	*21%*	*13%*	*41%*	*45%*	*119%*				
Payments revenue	$ 41,909	$ 40,354	$ 39,775	$ 36,683	$ 34,528	$ 33,466	$ 33,510	$ 32,223	$ 28,337
Year-over-year growth	*21%*	*21%*	*19%*	*14%*	*22%*				
Other revenue									
Recurring[6]	$ 1,880	$ 2,045	$ 2,001	$ 1,792	$ 1,780	$ 1,802	$ 1,923	$ 1,516	$ 1,166
Other	2,776	2,516	2,982	3,072	2,840	2,333	3,016	2,571	1,936
Total	$ 4,656	$ 4,561	$ 4,983	$ 4,864	$ 4,620	$ 4,135	$ 4,939	$ 4,087	$ 3,102
Year-over-year growth	*1%*	*10%*	*1%*	*19%*	*49%*				
Total revenue	$ 93,872	$ 86,029	$ 85,250	$ 80,553	$ 78,120	$ 73,939	$ 67,177	$ 63,129	$ 49,197
Recurring revenue[7]	$ 76,415	$ 72,541	$ 70,291	$ 66,666	$ 63,628	$ 60,111	$ 52,700	$ 51,221	$ 43,329
Annualized Recurring Revenue "ARR"[8]									
Software and related service revenue	$ 130,504	$ 120,568	$ 114,060	$ 112,764	$ 109,280	$ 99,372	$ 69,068	$ 69,928	$ 55,304
Payments revenue	167,636	161,416	159,100	146,732	138,112	133,864	134,040	128,892	113,348
Other revenue	7,520	8,180	8,004	7,168	7,120	7,208	7,692	6,064	4,664
Total ARR	$ 305,660	$ 290,164	$ 281,164	$ 266,664	$ 254,512	$ 240,444	$ 210,800	$ 204,884	$ 173,316
Year-over-year growth	*20%*	*21%*	*33%*	*30%*	*47%*				

i3 VERTICALS

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3 Annualized Recurring Revenue (“ARR”) 1. SaaS revenue is earned when we provide, as a service to our customers over time, the right to access our software, generally hosted in a cloud environment. 2. Transaction-based software revenue is earned when we provide services through our software and charge a per-transaction fee. For example, when we provide electronic filing services for courts and charge fees per filing, or when we stand-ready to process and bill utility customers and charge the utility a fee per bill electronically presented. 3. Software maintenance revenue is earned when, following the implementation of our software systems, we provide ongoing software support services to assist our customers in operating the systems and to periodically update the software. 4. Recurring software services are earned when we provide long-term, usually evergreen, contracted services to our customers through our software. The services provided, such as healthcare revenue cycle management, or automated collections management, are integrated into one of our software solutions. 5. Professional services are earned when we provide customized services to our customers who utilize our software products. Many of our customers contract with us for installation, configuration, training, and data conversion projects, which do not necessarily recur, and as such are excluded from our calculation of ARR. 6. Recurring other revenue primarily consists of recurring long-term contracts that are not specific to software, such as hardware maintenance plans or field service plans. 7. Recurring revenue consists of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance revenue, recurring software-based services, payments revenue and other recurring revenue sources. This excludes contracts that are not recurring or are one-time in nature. 8. Annualized Recurring Revenue (ARR) is the quarterly recurring revenue multiplied by 4. The Company focuses on ARR because it helps i3 to assess the health and trajectory of the business. ARR does not have a standardized definition and is therefore unlikely to be comparable to similarly titled measures presented by other companies. It should be reviewed independently of revenue and it is not a forecast. It does not contemplate seasonality. The active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by the Company’s customers.

Q2 Fiscal 2023 GAAP Measures

The following is our income (loss) from operations for the three and six months ended March 31, 2023 and 2022 calculated in accordance with GAAP. The presentation also includes references to the Company's non-GAAP financials measures. The Company believes that, in addition to the financial measures calculated in accordance with GAAP, adjusted EBITDA and adjusted net income (loss) are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses adjusted EBITDA internally as a performance measure for planning purposes, including forecasting and for calculations of earnout liabilities. Adjusted EBITDA is also used to evaluate the Company's ability to service debt.These non-GAAP financials measures presented throughout should be considered as a supplement to, not a substitute for, revenue, income from operations, net income, or other financials performance and liquidity measures prepared in accordance with GAAP.

($ in thousands)	Three Months Ended March 31, 2023				Three Months Ended March 31, 2022			
	Merchant Services	Software and Services	Other	Total	Merchant Services	Software and Services	Other	Total
Income (loss) from operations	$ 5,774	$ 13,218	$ (13,548)	$ 5,444	$ 5,783	$ (155)	$ (11,805)	$ (6,177)

($ in thousands)	Six Months Ended March 31, 2023				Six Months Ended March 31, 2022			
	Merchant Services	Software and Services	Other	Total	Merchant Services	Software and Services	Other	Total
Income (loss) from operations	$ 12,791	$ 24,432	$ (25,941)	$ 11,282	$ 11,398	$ 4,832	$ (23,162)	$ (6,932)

i3 VERTICALS

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5 Q2 Fiscal 2023 Segment Performance(1) ($ in thousands) Three Months Ended March 31, Period over period growth2023 2022 Revenue Merchant Services $ 33,094 $ 29,180 13% Software and Services 60,797 48,962 24% Other (19) (22) (14)% Total $ 93,872 $ 78,120 20% Adjusted EBITDA(2) Merchant Services $ 8,610 $ 8,113 6% Software and Services 22,075 16,330 35% Other (5,976) (4,950) (21)% Total $ 24,709 $ 19,493 27% Volume Merchant Services $ 5,243,622 $ 4,801,656 9% Software and Services 716,426 536,330 34% Total $ 5,960,048 $ 5,337,986 12% 1. i3 Verticals has two segments, “Merchant Services” and "Software and Services." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

6 Q2 YTD Fiscal 2023 Segment Performance(1) ($ in thousands) Six Months Ended March 31, Period over period growth2023 2022 Revenue Merchant Services 65,928 58,357 13% Software and Services 114,010 93,736 22% Other (37) (34) 9% Total $ 179,901 $ 152,059 18% Adjusted EBITDA(2) Merchant Services $ 17,994 $ 16,768 7% Software and Services 40,937 29,967 37% Other (10,617) (8,981) (18)% Total $ 48,314 $ 37,754 28% Volume Merchant Services $ 10,505,461 $ 9,621,510 9% Software and Services 1,368,602 1,026,425 33% Total $ 11,874,063 $ 10,647,935 12% 1. i3 Verticals has two segments, “Merchant Services” and "Software and Services." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our quarterly income (loss) from operations to non-GAAP pro forma adjusted net income (loss) and non-GAAP adjusted EBITDA:

($ in thousands)	Three Months Ended March 31, 2023				Three Months Ended March 31, 2022			
	Merchant Services	Software and Services	Other	Total	Merchant Services	Software and Services	Other	Total
Income (loss) from operations	$ 5,774	$ 13,218	$ (13,548)	$ 5,444	$ 5,783	$ (155)	$ (11,805)	$ (6,177)
Interest expense, net	—	—	6,199	6,199	—	—	3,377	3,377
(Benefit from) provision for income taxes	—	—	(563)	(563)	—	—	884	884
Net income (loss)	5,774	13,218	(19,184)	(192)	5,783	(155)	(16,066)	(10,438)
Non-GAAP Adjustments:								
(Benefit from) provision for income taxes	—	—	(563)	(563)	—	—	884	884
Financing-related expenses[1]	—	—	8	8	—	—	6	6
Non-cash change in fair value of contingent consideration[2]	—	2,279	—	2,279	(89)	11,592	—	11,503
Equity-based compensation[3]	—	—	6,802	6,802	—	—	6,257	6,257
Acquisition-related expenses[4]	—	—	350	350	—	—	373	373
Acquisition intangible amortization[5]	2,009	5,264	—	7,273	2,122	4,081	—	6,203
Non-cash interest[6]	—	—	368	368	—	—	1,437	1,437
Other taxes[7]	490	50	271	811	3	5	76	84
Non-GAAP adjusted income (loss) before taxes	8,273	20,811	(11,948)	17,136	7,819	15,523	(7,033)	16,309
Pro forma taxes at effective tax rate[8]	(2,068)	(5,203)	2,987	(4,284)	(1,955)	(3,881)	1,759	(4,077)
Pro forma adjusted net income (loss)[9]	6,205	15,608	(8,961)	12,852	5,864	11,642	(5,274)	12,232
Plus:								
Cash interest expense, net[10]	—	—	5,831	5,831	—	—	1,940	1,940
Pro forma taxes at effective tax rate[8]	2,068	5,203	(2,987)	4,284	1,955	3,881	(1,759)	4,077
Depreciation and internally developed software amortization[11]	337	1,264	141	1,742	294	807	143	1,244
Adjusted EBITDA	$ 8,610	$ 22,075	$ (5,976)	$ 24,709	$ 8,113	$ 16,330	$ (4,950)	$ 19,493

i3 VERTICALS

See footnotes continued on the next slide

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8 Reconciliation of Non-GAAP Financial Measures 1. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 5. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 7. Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 8. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2023 and 2022, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 9. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 10. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 11. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our fiscal year to date income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA excluding acquisition revenue adjustments is as follows:

($ in thousands)	Six Months Ended March 31, 2023				Six Months Ended March 31, 2022			
	Merchant Services	Software and Services	Other	Total	Merchant Services	Software and Services	Other	Total
Income (loss) from operations	$ 12,791	$ 24,432	$ (25,941)	$ 11,282	$ 11,398	$ 4,832	$ (23,162)	$ (6,932)
Interest expense, net	—	—	11,689	11,689	—	—	6,531	6,531
Other income	—	—	(203)	(203)	—	—	—	—
(Benefit from) provision for income taxes	—	—	(181)	(181)	—	—	656	656
Net income (loss)	12,791	24,432	(37,246)	(23)	11,398	4,832	(30,349)	(14,119)
Non-GAAP Adjustments:								
(Benefit from) provision for income taxes	—	—	(181)	(181)	—	—	656	656
Financing-related expenses[1]	—	—	8	8	—	—	6	6
Non-cash change in fair value of contingent consideration[2]	13	3,709	—	3,722	501	15,929	—	16,430
Equity-based compensation[3]	—	—	13,648	13,648	—	—	12,881	12,881
Acquisition-related expenses[4]	—	—	1,077	1,077	—	—	881	881
Acquisition intangible amortization[5]	4,040	9,965	—	14,005	4,267	7,612	—	11,879
Non-cash interest[6]	—	—	729	729	—	—	2,853	2,853
Other taxes[7]	495	59	332	886	8	37	126	171
Gain on investment[8]	—	—	(203)	(203)	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	17,339	38,165	(21,836)	33,668	16,174	28,410	(12,946)	31,638
Pro forma taxes at effective tax rate[9]	(4,335)	(9,542)	5,460	(8,417)	(4,044)	(7,102)	3,236	(7,910)
Pro forma adjusted net income (loss)[10]	13,004	28,623	(16,376)	25,251	12,130	21,308	(9,710)	23,728
Plus:								
Cash interest expense, net[11]	—	—	10,960	10,960	—	—	3,678	3,678
Pro forma taxes at effective tax rate[9]	4,335	9,542	(5,460)	8,417	4,044	7,102	(3,236)	7,910
Depreciation and internally developed software amortization[12]	655	2,772	259	3,686	594	1,557	287	2,438
Adjusted EBITDA	$ 17,994	$ 40,937	$ (10,617)	$ 48,314	$ 16,768	$ 29,967	$ (8,981)	$ 37,754

3VERTICALS

See footnotes continued on the next slide.

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10 Reconciliation of Non-GAAP Financial Measures 1. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 5. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 7. Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 8. Other income reflects $203 related to continent consideration received for an investment that was sold in a prior year for the six months ended March 31, 2023. 9. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2023 and 2022, based on blended federal and state tax rates. 10. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 11. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 12. Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

11 Reconciliation Between GAAP Debt and Covenant Debt ($ in millions) As of March 31, 2023 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 271.1 1% Exchangeable Senior Notes due 2025 117.0 Less: Cash and Cash Equivalents (4.0) Total long-term debt for use in our Total Leverage Ratio $ 384.1 The reconciliation of our GAAP Long-term debt, before issuance costs, and the debt balance used in our Total Leverage Ratio: